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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report (Date of earliest
                               event reported):
                                August 18, 1995



                                XYTRONYX, INC.
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                 (State or other jurisdiction of incorporation


        0-14838                                        36-3258753
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(Commissioner File Number)                  (IRS Employer Identification Number)




                            6555 Nancy Ridge Drive
                                   Suite 200
                         San Diego, California  92121
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number,
including area code                         (619) 546-1114
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Item 5.                      Other Events.


          The News Releases dated August 11, 1995, filed as Exhibit 99.38 and
99.39 hereto, are hereby incorporated into this Report by reference.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


     (c)  Exhibits. The following exhibits accompany this Report:
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     Exhibit
     Number           Exhibit Description
     ------           -------------------


     99.38            News Release dated August 11, 1995

     99.39            News Release dated August 11, 1995



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    XYTRONYX, INC.



                                    By:   /s/ DALE SANDER
                                          -----------------------------
                                          Dale Sander
                                          Chief Financial Officer


Date:  August 18, 1995
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                                 Index to Exhibits
                                 -----------------



                                                          Sequentially
Exhibit Number            Description of Exhibit          Numbered Page
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    99.38            News Release dated August 11, 1995        4, 5

    99.39            News Release dated August 11, 1995        6